[Scudder Investments logo]

Scudder Health Care Fund

Class AARP and Class S Shares

Semiannual Report

November 30, 2002

Contents

<Click Here> Letter from the President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Health Care Fund	Ticker Symbol	Fund Number
Class AARP	SHCAX	152
Class S	SCHLX	352

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the President

Dear Shareholder,

Calendar year 2002 will go down as an unusual period in stock market history. The unmanaged Standard & Poor's 500 Index, a group of large-company stocks that many investment professionals use in discussing the overall equity market, declined for the third year in a row. That's never happened before. At the same time, October, historically one of the worst months for stocks, was the highest performing month for the index in 2002. It was also the best October for the S&P 500 Index since 1982.

With the income potential from bonds at the lowest level since the early 1960s, and signs of a US economic recovery at hand, institutional investors this past autumn took a fresh look at stocks. Many liked what they saw, and this helped fuel a rally that erased some of the losses of this past summer. While it was encouraging to see this rebound, we believe the rebuilding of confidence in the domestic equity market will be a gradual, long-term process.

In managing Scudder Health Care Fund, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional and volatile market conditions. We are continually fine-tuning the fund's portfolio to maintain a diverse mix of health care stocks and maximize value for long-term investors.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,[Scudder Investments logo]

Jon Baum
President,Scudder Distributors, Inc.

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary November 30, 2002

Average Annual Total Returns*
Scudder Health Care Fund	6-Month	1-Year	3-Year	Life of Class**
Class S	-10.01%	-22.09%	6.09%	7.17%
S&P 500 Index+	-11.48%	-16.50%	-11.12%	-1.03%
Goldman Sachs Healthcare Index++	-9.33%	-19.84%	0.00%	4.62%

Scudder Health Care Fund	6-Month	1-Year	Life of Class***
Class AARP	-9.90%	-22.05%	-16.96%
S&P 500 Index+	-11.48%	-16.50%	-16.74%
Goldman Sachs Healthcare Index++	-9.33%	-19.84%	-11.18%

Sources: Lipper, Inc. and Deutsche Asset Management

** The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
*** On October 2, 2000, the Fund commenced offering Class AARP shares. Index returns begin on September 30, 2000.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 11/30/02	$ 16.20	$ 16.19
5/31/02	$ 17.98	$ 17.99

Class S Lipper Rankings* - Health/Biotechnology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	73	of	181	41
3-Year	28	of	73	38

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Health Care Fund - Class S [] S&P 500 Index+

Comparative Results*
Scudder Health Care Fund		1-Year	3-Year	Life of Class**
Class S	Growth of $10,000	$7,791	$11,941	$13,892
	Average annual total return	-22.09%	6.09%	7.17%
S&P 500 Index+	Growth of $10,000	$8,350	$7,020	$9,519
	Average annual total return	-16.50%	-11.12%	-1.03%
Goldman Sachs Healthcare Index++	Growth of $10,000	$8,016	$9,999	$12,395
	Average annual total return	-19.84%	0.00%	4.62%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Below, Portfolio Manager James Fenger discusses how Scudder Health Care Fund fared during the six months ended November 30, 2002.

Q: The past six months marked one of the most unusual periods in stock market history. How did Scudder Health Care Fund perform between May 31 and November 30, 2002?

A: Scudder Health Care Fund outperformed both the average of its peers and the unmanaged Standard & Poor's 500 Index for the six months ended November 30. The fund's -10.01 percent return for the period (Class S shares) compared with a loss of -10.89 percent for the Lipper health and biotechnology funds category average and a -11.48 percent return for the S&P 500 Index. The S&P 500 Index is a diverse group of large-company stocks that is not available for direct investment. We are pleased to report the fund's total return of 6.09 percent (Class S shares) outperformed both its peer group average return (4.05 percent) and the S&P 500 Index return (-11.12 percent) for the three-year period ending November 30, 2002. (See Performance Summary on page 5.)Scudder Health Care Fund outperformed both the average of its peers and the unmanaged Standard & Poor's 500 Index for the six months ended November 30. The fund's -10.11 percent return for the period (Class A shares unadjusted for sales charge) compared with a loss of -10.89 percent for the Lipper health & biotechnology funds category average and a -11.48 percent return for the Standard & Poor's 500 Index. The S&P 500 Index is a diverse group of large-company stocks that is not available for direct investment. We are pleased to report the fund's total return outperformed both its peer group average return (4.05 percent) and the S&P 500 Index return (-11.12 percent) for the three-year period ending November 30, 2002. (See Performance Summary on page 5.)

Q: What factors led to the overall market decline and why was Scudder Health Care Fund able to hold up slightly better than its peers?

A: Accounting and regulatory problems at some hospital and pharmaceutical firms, and one of the worst overall stock market environments since the early 1970s this past summer, dragged down performance of the health care sector. Large pharmaceutical companies - an area in which the fund had a smaller exposure than some of its peers - continued to suffer the effects of patent expirations and manufacturing concerns.

In October and November, a partial market rebound benefited economically sensitive stocks more than health care stocks. Still, throughout the six-month period, Scudder Health Care Fund's diversified approach to health care stock selection - particularly its balanced portfolio combination of health care service, medical device, biotechnology and pharmaceutical stocks - helped preserve more capital than many of the fund's more aggressively and narrowly positioned peers.

One positive factor during the period was that some firms reported favorable clinical trial results. Also, several firms addressed manufacturing quality problems that had led to regulatory actions earlier in the year. Both factors helped lift stocks of biotechnology firms. These included fund holdings such as NPS Pharmaceuticals (1.9 percent of portfolio value). NPS has two promising therapeutics in late stage development. One is for osteoporosis, while the other treats chemical imbalances in kidney dialysis patients. Preos, the osteoporosis drug, facilitates bone growth. Most other products used to treat osteoporosis only slow the loss of bone. Amylin Pharmaceutical (0.9 percent of portfolio value), which develops pharmaceuticals for metabolic disorders such as diabetes, was another biotechnology stock that also rose substantially during the period. We increased the portfolio's weighting in biotechnology stocks from 25.7 percent as of May 31 to 28.7 percent as of November 30. Within the biotechnology area, companies with proven profitability and strong short-term earnings growth or strong late stage pipelines outperformed, as investors shied away from higher risk names and companies that could have financing problems in the future.

Q: Were there significant successful investment decisions during the period? Were there any major disappointments?

A: Selling a stock at the right time can be just as important for a portfolio as buying one that increases in value. During the first half of the current fiscal year, the fund's disciplined research process led us to jettison Tenet Healthcare from the portfolio well before negative news severely affected the hospital management company's stock. This decision contributed positively to the fund's results. Tenet had relied heavily on so-called "outlier payments" (extra reimbursement for services) from Medicare to fuel earnings growth, triggering a government criminal investigation, and negatively affecting many hospital stocks. We sold all of the fund's position in Tenet, the fifth largest holding at the start of the fiscal period (3.4 percent as of May 31), prior to an FBI raid of Tenet's California offices. At the time we decided to sell, Tenet had reached our price target and our investment analysis suggested the firm's growth rate was not sustainable.

Wyeth Pharmaceuticals (3.6 percent) was a stock that disappointed us. Wyeth, a maker of hormone replacements and other pharmaceuticals, suffered in July after studies showed that women who use hormone replacement therapy on long-term basis could suffer an increased risk to select cancers and cardiovascular disorders. Wyeth makes Premarin, an estrogen medicine, and Prempro, which is a combination of estrogen and progestin, designed to help prevent brittle bones and hot flashes. The Prempro arm of a separate study was halted early because results indicated that Prempro may raise breast cancer and heart disease risks. We've maintained Wyeth as a top 10 holding because we believe the company's overall product lineup still has solid earnings growth potential.

Transkaryotic Therapies (0.4 percent) also did not meet our expectations. The company's stock tumbled more than 60 percent in one day in October after the US Food and Drug Administration (FDA) rejected the company's research for a medicine for Fabry disease, a rare genetic disorder that destroys major organs and causes severe pain.

Q: How did you position Scudder Health Care Fund within health care services?

A: Between May and November, our weighting in health care services increased slightly from 13.4 percent to 15.4 percent as we took some profits, and stocks weakened due to a higher economic growth expectations and the negative news surrounding Tenet Healthcare.

Summary of Changes to Top 10 Holdings 5/31/02 to 11/30/02
Company	Industry	Positions increased
HCA	Hospitals	Increase from 4.6% to 4.7%
CaremarkRx	Health care services	Increase from 3.0% to 3.1%
Positions decreased
Abbott Laboratories	Pharmaceuticals	Decrease from 5.7% to 3.7%
Pfizer	Pharmaceuticals	Decrease from 5.0% to 3.6%
Wyeth	Pharmaceuticals	Decrease from 4.6% to 3.6%
Genentech	Large-cap biotechnology	Decrease from 2.5% to 2.2%
Sold from portfolio
Tenet Healthcare	Hospitals
New to Top 10 as of 11/30/02
Scios	Small-cap biotechnology
Amgen	Large-cap biotechnology
Universal Health Services	Health care services
Forest Laboratories	Specialty pharmaceuticals

Source: Deutsche Asset Management

Toward the end of the period, we added to holdings in health care services such as hospital stocks. Our analysis shows that most hospital companies do not engage in the same questionable Medicare billing practices as Tenet. We continue to believe this area is poised to offer attractive long-term returns to investors. We believe hospitals are enjoying strong earnings growth prospects amid an improvement in admissions, prices and demographic trends. In other words, more patients are being admitted as America's population ages. Patients, insurers and employers are also paying more for services.

Q: Consumer demand for pharmaceuticals seems to grow every year. How did pharmaceutical stocks fare since May?

A: Many large-pharmaceutical stocks performed poorly, as they did during fiscal year 2001. Patents on some of their most profitable and top-selling products are expiring. Meanwhile, growth prospects among specialty pharmaceutical companies (firms that focus on a specific area of disease treatment or medicine) appear much brighter. Since May, we have boosted the fund's positioning within the specialty pharmaceutical area from 10.5 percent to 15.6 percent of market value. This positioning was double the level a year earlier, with the fund's largest holding in the subsector being Forest Laboratories (3.5 percent of market value). Forest has an attractive product pipeline that includes products to treat depression and Alzheimer's disease.

Q: How important are biotechnology stocks within the fund?

A: Over the long term, we believe biotechnology may have the greatest growth potential of any industry within the health care sector, and the fund's positioning in firms such as Amgen (2.6 percent) reflects this. We believe that the biotechnology group remains attractive, with many stocks trading at historically low valuations. Specifically, several profitable biotechnology companies are trading at attractive prices relative to their historical earnings growth rates. In our stock selection process, we take into account that biotechnology stock prices are more volatile than other segments of health care. So, we avoid being overexposed to this area. We believe most investors would prefer solid, consistent performance to a strategy that seeks top-level performance by taking on a heightened level of risk.

Q: What's your outlook for 2003?

A: We are encouraged by the appointment of a new FDA commissioner. This should lead to increased morale within the agency. We believe changes to the FDA's regulatory process should provide for more interactive feedback with companies and may help reduce the amount of negative clinical review surprises in the coming year. The pipeline of new products likely to receive FDA approval in 2003 is also encouraging.

For long-term investors, the nation's demographic picture remains favorable, even in a period of economic uncertainty. With the rhetoric of an election year behind us, we believe it is more likely that Congress will pass Medicare prescription drug legislation in the coming months. While a Medicare plan could reduce pharmaceutical prices somewhat, we believe it will lead to a higher utilization of drugs by the elderly and reduce the current uncertainty that exists. Specialty and generic pharmaceutical firms could do especially well in an environment of greater access to a wider variety of medicines. Finally, we continue to expect a strong future product flow as more specific medicines tailored to a person's biochemistry and genetic makeup are introduced.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Asset Allocation	11/30/02	5/31/02

Common Stocks	96%	99%
Cash Equivalents	4%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/02	5/31/02

Pharmaceuticals: Specialty Pharmaceuticals	16%	11%
Major Pharmaceuticals	13%	17%
Biotechnology	29%	26%
Health Care Services	15%	13%
Medical Supply & Specialty	15%	15%
Hospital Management	10%	15%
Life Science Equipment	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2002 (32.6% of Portfolio)
1. HCA, Inc. Operator of hospitals and other health care facilities	4.7%
2. Abbott Laboratories Developer of health care products	3.7%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	3.6%
4. Wyeth Manufacturer of pharmaceuticals and health care products	3.6%
5. Forest Laboratories, Inc. Developer, manufacturer and seller of branded and generic forms of ethical drug products	3.5%
6. Universal Health Services, Inc. Operator of psychiatric-care facilities	3.4%
7. Caremark Rx, Inc. Provider of pharmaceutical services	3.1%
8. Amgen, Inc. Developer of pharmaceuticals	2.6%
9. Scios, Inc. Manufacturer that commercializes novel human therapeutics	2.2%
10. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002 (Unaudited)

	Shares	Value ($)

Common Stocks 96.2%
Health Care
Biotechnology 27.6%
Adolor Corp.*	108,400	1,565,296
Amgen, Inc.*	94,600	4,465,120
Amylin Pharmaceuticals, Inc.*	88,800	1,531,800
Biogen, Inc.*	52,300	2,314,798
Celgene Corp.*	81,900	2,029,482
Celltech Group PLC*	183,200	958,143
Cephalon, Inc.*	58,800	3,204,600
Genentech, Inc.*	113,900	3,758,700
Gilead Sciences, Inc.*	94,000	3,705,480
IDEC Pharmaceuticals Corp.*	111,400	3,665,060
ILEX Oncology, Inc.*	130,900	1,429,428
Inspire Pharmaceuticals, Inc.*	177,600	1,474,080
InterMune, Inc.*	102,400	3,126,272
MedImmune, Inc.*	110,500	2,919,410
Millennium Pharmaceuticals, Inc.*	119,700	1,198,197
Neurocrine Biosciences, Inc.*	55,800	2,571,264
NPS Pharmaceuticals, Inc.*	112,200	3,316,632
Scios, Inc.*	118,600	3,894,824
Transkaryotic Therapies, Inc.*	67,000	636,500
		47,765,086
Health Care Services 13.7%
Aetna, Inc.	17,400	656,850
AmerisourceBergen Corp.	57,700	3,347,754
Anthem, Inc.*	45,800	2,713,650
Caremark Rx, Inc.*	305,400	5,393,364
Laboratory Corp. of America Holdings*	68,900	1,653,600
McKesson Corp.	48,800	1,264,896
Priority Health Corp. "B"*	104,200	2,294,484
Quest Diagnostics, Inc.*	10,000	557,900
UnitedHealth Group, Inc.	33,130	2,698,439
WellChoice, Inc.*	2,600	67,210
Wellpoint Health Networks, Inc.*	46,600	3,067,678
		23,715,825
Hospital Management 11.1%
HCA, Inc.	201,100	8,080,198
LifePoint Hospitals, Inc.*	59,300	1,874,414
Triad Hospitals, Inc.*	112,500	3,391,875
Universal Health Services, Inc. "B"*	130,000	5,817,500
		19,163,987
Life Science Equipment 1.8%
Charles River Laboratories International, Inc.*	84,400	3,084,820
Medical Supply & Specialty 14.0%
Abbott Laboratories	144,800	6,339,344
Biomet, Inc.	81,875	2,251,562
Boston Scientific Corp.*	74,900	3,145,800
Diagnostic Products Corp.	65,000	2,358,200
Johnson & Johnson	34,992	1,995,244
Medtronic, Inc.	80,300	3,754,025
St. Jude Medical, Inc.	57,300	1,995,186
Zimmer Holdings, Inc.*	64,500	2,427,780
		24,267,141
Pharmaceuticals 28.0%
Alcon, Inc.*	81,100	3,398,090
Allergan, Inc.	47,500	2,792,525
Altana AG	52,400	2,341,848
Aventis SA "A"	41,900	2,328,247
Biovail Corp.*	58,400	1,934,792
Eli Lilly & Co.	45,900	3,134,970
Forest Laboratories, Inc.*	56,200	6,031,946
King Pharmaceuticals, Inc.*	146,966	2,789,415
KYORIN Pharmaceutical Co., Ltd.	50,000	808,278
Pfizer, Inc.	200,250	6,315,885
Pharmaceutical Resources, Inc.*	89,900	2,517,200
Pharmacia Corp.	84,400	3,570,120
SICOR, Inc.*	121,100	1,909,747
Teva Pharmaceutical Industries Ltd. (ADR)	31,000	2,453,960
Wyeth	162,900	6,260,247
		48,587,270
Total Common Stocks (Cost $161,092,666)		166,584,129

Cash Equivalents 3.8%
Scudder Cash Management QP Trust, 1.45% (b) (Cost $6,527,538)	6,527,538	6,527,538
Total Investment Portfolio - 100.0% (Cost $167,620,204) (a)		173,111,667

* Non-income producing security.
(a) The cost for federal income tax purposes was $167,955,280. At November 30, 2002, net unrealized appreciation for all securities based on tax cost was $5,156,387. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,332,203 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,175,816.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $167,620,204)	$ 173,111,667
Cash	10,000
Foreign currency, at value (cost of $163)	173
Receivable for investments sold	912,098
Dividends receivable	102,563
Receivable for Fund shares sold	114,307
Foreign taxes recoverable	7,501
Total assets	174,258,309
Liabilities
Payable for Fund shares redeemed	290,227
Accrued management fee	127,917
Other accrued expenses and payables	69,046
Total liabilities	487,190
Net assets, at value	$ 173,771,119
Net Assets
Net assets consist of: Accumulated net investment loss	(727,507)
Net unrealized appreciation (depreciation) on: Investments	5,491,463
Foreign currency related transactions	449
Accumulated net realized gain (loss)	(40,436,800)
Paid-in capital	209,443,514
Net assets, at value	$ 173,771,119

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($23,411,788 / 1,445,585 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.20
Class S Net Asset Value, offering and redemption price (a) per share ($116,304,203 / 7,182,320 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.19
Class A Net Asset Value and redemption price per share ($20,073,746 / 1,246,700 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.10
Maximum offering price per share (100 / 94.25 of $16.10)	$ 17.08
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,531,070 / 664,957 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.84
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,425,998 / 216,110 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.85
Class I Net Asset Value, offering and redemption price per share ($24,314 / 1,494 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.27

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,008)	$ 390,686
Interest	39,491
Total Income	430,177
Expenses: Management fee	746,522
Administrative fee	314,386
Distribution service fees	88,394
Trustees' fees and expenses	5,500
Other	2,885
Total expenses, before expense reductions	1,157,687
Expense reductions	(3)
Total expenses, after expense reductions	1,157,684
Net investment income (loss)	(727,507)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(12,069,407)
Foreign currency related transactions	8,303
(12,061,104)
Net unrealized appreciation (depreciation) during the period on: Investments	(8,689,640)
Foreign currency related transactions	(128)
(8,689,768)
Net gain (loss) on investment transactions	(20,750,872)
Net increase (decrease) in net assets resulting from operations	$ (21,478,379)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2002 (Unaudited)	Year Ended May 31, 2002
Operations: Net investment income (loss)	$ (727,507)	$ (1,785,364)
Net realized gain (loss) on investment transactions	(12,061,104)	(8,813,538)
Net unrealized appreciation (depreciation) on investment transactions during the period	(8,689,768)	(18,714,630)
Net increase (decrease) in net assets resulting from operations	(21,478,379)	(29,313,532)
Fund share transactions: Proceeds from shares sold	21,427,335	77,169,073
Cost of shares redeemed	(32,566,926)	(77,355,714)
Redemption fees	33,749	137,312
Net increase (decrease) in net assets from Fund share transactions	(11,105,842)	(49,329)
Increase (decrease) in net assets	(32,584,221)	(29,362,861)
Net assets at beginning of period	206,355,340	235,718,201
Net assets at end of period (including accumulated net investment loss of $727,507 at November 30, 2002)	$ 173,771,119	$ 206,355,340

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31	2002[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.98	$ 20.43	$ 24.89
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.14)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(1.73)	(2.32)	(3.73)
Total from investment operations	(1.78)	(2.46)	(3.80)
Less distributions from: Net realized gains on investment transactions	-	-	(.69)
Redemption fees	-***	.01	.03
Net asset value, end of period	$ 16.20	$ 17.98	$ 20.43
Total Return (%)	(9.90)**	(11.99)	(15.48)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	30	35
Ratio of expenses (%)	1.21*	1.20	1.20*
Ratio of net investment income (loss) (%)	(.72)*	(.70)	(.54)*
Portfolio turnover rate (%)	44*	62	65
[a] For the six months ended November 30, 2002 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended May 31,	2002[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.99	$ 20.44	$ 18.32	$ 12.93	$ 12.08	$ 12.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.14)	(.14)	(.17)	(.11)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.75)	(2.32)	2.88	5.54	.94	.09
Total from investment operations	(1.80)	(2.46)	2.74	5.37	.83	.08
Less distributions from: Net realized gains on investment transactions	-	-	(.69)	-	-	-
Redemption fees	-***	.01	.07	.02	.02	-***
Net asset value, end of period	$ 16.19	$ 17.99	$ 20.44	$ 18.32	$ 12.93	$ 12.08
Total Return (%)	(10.01)**	(11.99)	14.88	41.69[e]	7.04[e]	.67d,e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116	143	188	94	47	41
Ratio of expenses before expense reductions (%)	1.21*	1.20	1.31	1.89[f]	1.95	3.68*
Ratio of expenses after expense reductions (%)	1.21*	1.20	1.31	1.83[f]	1.75	1.75*
Ratio of net investment income (loss) (%)	(.72)*	(.70)	(.64)	(1.10)	(.88)	(.40)*
Portfolio turnover rate (%)	44*	62	65	142	133	68*
[a] For the six months ended November 30, 2002 (Unaudited).
[b] For the period from March 2, 1998 (commencement of operations) to May 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.79% and 1.75%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Health Care Fund (the "Fund") is a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $22,894,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010, the expiration date.

From November 1, 2001 through May 31, 2002, the Fund incurred approximately $4,842,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (22,894,000)
Net unrealized appreciation (depreciation) on investments	$ 13,541,113

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $38,868,986 and $55,625,226, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.35%, 0.35%, 0.375%, 0.425%, 0.40% and 0.10% of the average daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Services Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended November 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2002
Class AARP	$ 43,255	$ 6,653
Class S	208,272	32,039
Class A	33,737	6,203
Class B	22,034	3,817
Class C	7,078	1,158
Class I	10	2
	$ 314,386	$ 49,872

The Fund's Trustees approved new Administrative Fee rates paid by each class pursuant to the Administrative Services Agreement between DeIM effective January 1, 2003. Pursuant to this amended agreement, the new administrative rate will be 0.54%, 0.54%, 0.55%, 0.56% and 0.45% of the average daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2002
Class B	$ 38,884	$ 6,742
Class C	13,272	2,173
	$ 52,156	$ 8,915

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 301, 2002	Effective Rate
Class A	$ 20,450	$ 5,607	0.23%
Class B	11,728	2,101	0.23%
Class C	4,060	752	0.23%
	$ 36,238	$ 8,460

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2002 aggregated $1,414.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2002, the CDSC for Class B and C shares aggregated $21,832 and $980, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2002, SDI received $124.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended November 30, 2002, totaled $39,491 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregated net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $3 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2002		Year Ended May 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	98,854	$ 1,571,588	480,303	$ 9,500,433
Class S	499,454	7,818,715	1,543,754	30,639,916
Class A	527,711	8,236,163	1,066,568	21,066,304
Class B	176,765	2,790,756	573,079	11,282,030
Class C	64,150	998,474	237,625	4,667,671
Class I	741	11,517	710	12,719
		$ 21,427,213		$ 77,169,073
Shares redeemed
Class AARP	(347,365)	$ (5,357,849)	(500,857)	$ (9,707,594)
Class S	(1,252,841)	(19,453,998)	(2,821,920)	(55,528,635)
Class A	(226,269)	(3,529,952)	(484,135)	(9,484,740)
Class B	(186,270)	(2,859,305)	(93,148)	(1,787,050)
Class C	(89,433)	(1,365,700)	(43,485)	(847,695)
Class I	-	-	-	-
		$ (32,566,804)		$ (77,355,714)
Redemption fees		$ 33,749		$ 137,312
Net increase (decrease)
Class AARP	(248,511)	$ (3,786,261)	(20,554)	$ (168,328)
Class S	(753,387)	(11,635,283)	(1,278,166)	(24,790,240)
Class A	301,442	4,715,234	582,433	11,581,564
Class B	(9,505)	(43,823)	479,931	9,494,980
Class C	(25,283)	(367,226)	194,140	3,819,976
Class I	741	11,517	710	12,719
		$ (11,105,842)		$ (49,329)

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes